SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 17, 2004

COMPUTER SCIENCES CORPORATION
(Exact name of Registrant as specified in its charter)

NEVADA	1-4850	95-2043126
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2100 East Grand Avenue	90245
El Segundo, California	(Zip Code)
(Address of Principal Executive Offices)

Registrant's telephone number, including area code (310) 615-0311

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition.

On May 17, 2004, the Registrant issued a press release reporting its financial results for the fiscal quarter ended April 2, 2004. The press release is attached hereto as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

COMPUTER SCIENCES CORPORATION

Dated: May 17, 2004	By /s/ Hayward D. Fisk
Hayward D. Fisk
Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit

99.1 Press Release of the Registrant dated May 17, 2004.

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